UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Hospitality Properties Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hospitality Properties Trust

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

Dear Fellow Shareholders:

We have previously distributed to you proxy materials for the Annual Meeting of Shareholders of Hospitality Properties Trust to be held on June 1, 2015.  You may know Unite Here, a labor union that owns a de minimus number shares and that we believe has interests which are very different from our Company’s best interests, is soliciting votes against our recommendations.  Therefore, it is imperative that you vote in support of your Board’s recommendation on each White proxy card you receive, as only your latest dated proxy will be counted.

The Annual Meeting is now only a short time away.  Please provide your voting instructions as soon as possible in order to make sure that your shares will be voted at the meeting.  If you hold your shares in the name of a brokerage firm, your broker cannot vote your shares on certain proposals unless you provide specific instructions.

Your vote is important and we ask you to vote today.

Please complete, sign, date and mail the enclosed voting form (or follow the Internet or telephone voting instructions on the enclosed form).

Thank you for your cooperation and continued support.

Your Board of Trustees,

Bruce M. Gans, M.D.
John L. Harrington
William A. Lamkin
Adam D. Portnoy
Barry M. Portnoy

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

Hospitality Properties Trust (“HPT”) has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to HPT’s 2015 annual meeting of shareholders (the “2015 Annual Meeting”).  HPT SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS THAT HPT MAY FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

HPT, its Trustees and certain of its executive officers, and Reit Management & Research LLC and certain of its directors, officers and employees may be deemed to be participants in the solicitation of proxies in connection with the 2015 Annual Meeting.  Additional information regarding the identity of the potential participants and their direct or indirect interests, by share holdings or otherwise, is set forth in HPT’s definitive proxy statement. Shareholders may obtain free of charge copies of HPT’s definite proxy statement and any other documents filed by HPT with the SEC at the SEC’s website (www.sec.gov), at HPT’s website (www.hptreit.com), by requesting these materials from HPT Investor Relations, by phone at (617) 796-8232, or by mail at Two Newton Place, 255 Washington Street, Newton, MA, or from HPT’s proxy solicitation firm, Morrow & Co., LLC (toll-free) at (800) 662-5200.

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY SEE VOTING INSTRUCTIONS NO. 3 ON REVERSE A/C: SIGNATURE(S) DATE HOSPITALITY PROPERTIES TRUST 6/1/15 White Voting Instruction Form ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683 OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE CUT-OFF OR MEETING DATE. M93496-P58456-MGTW HOSPITALITY PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 This voting instruction form is solicited on behalf of the Board of Trustees of Hospitality Properties Trust (the "Company"). THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS VOTING INSTRUCTION FORM IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. The Board of Trustees Recommends a Vote FOR Proposals 1, 2, 3 and 4. 1a. Bruce M. Gans, M.D. 1b. Adam D. Portnoy Nominee (for Independent Trustee in Group II): Nominee (for Managing Trustee in Group II): 1. Election of Trustees. 2. Approval of a proposal requiring shareholder ratification of any election by the Company to be subject to the Maryland Unsolicited Takeovers Act. 3. Advisory vote to approve named executive officer compensation. 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2015 fiscal year. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) 2. 1a. 1b. 3. 4. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ----->>>! PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: ! <mat 4> <mat 5> <mat 6> <mat 4> <mat 5> <mat 6> AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com . >>> ---- >>> ---- >>> ---- >>> ---- >>> ----

You Can Help The Environment By Choosing How You Vote! Voting by telephone or through the internet is fast, easy and secure. There are other ways to vote than using the paper form that is mailed to you 1. It’s Simple. Call the toll-free number found on the enclosed Vote Instruction Form from a touch tone telephone and follow the easy directions 2. Enter your control number found on the Vote Instruction Form enclosed Note: If you vote by phone or internet, DO NOT mail in the enclosed Vote Instruction Form Vote by Internet Vote by Phone Thank you for voting, your vote is important! Voting is available, 24 hours a day, 7 days a week Choose How You Vote 1. Visit www.proxyvote.com 2. Enter your control number that appears on the front of your Vote Instruction Form in the box with the pointing to it 3. Vote your shares 4. Enter your e-mail address 5. Enter your personal identification number [PIN] of your choice [ we suggest the last 4 digits of your Social Security number] 1. Visit www.Investordelivery.com 2. Enter your control number that appears on the front of your Vote Instruction Form in the box with the pointing to it 3. Vote your shares 4. Enter your e-mail address 5. Enter your personal identification number [PIN] of your choice Choose How You Receive Your Materials Reduce paper flow to your home. As a shareholder you can help reduce the environmental impact of producing hard copy proxy materials including annual reports, proxy statements, and voting cards, that are mailed to your home by signing up for electronic delivery. It’s easy to enroll – follow the instructions below. There are two ways to submit your consent for electronic documents: 1. First vote, then enroll for electronic delivery 2. Enrollment for electronic delivery is easy & secure 1. Visit www.proxyvote.com 2. Enter your control number that appears on the enclosed Vote Instruction Form in the box with the pointing to it 3. Vote your shares

Important information about how to receive your proxy materials. Notification to Shareholders Important information about how to receive your proxy materials. www.investordelivery.com is powered by Broadridge® You may elect to receive your proxy information electronically. As the world becomes more aware of the environment, corporations are implementing new practices that promote sustainability and environmental responsibility. As a shareholder you can help reduce the environmental impact of receiving full package paper proxy materials by enrolling for electronic delivery. We need your consent to begin the electronic process. It is quick and easy and you will reduce the amount of mail that arrives in your mailbox! If you would like to receive a complete set of proxy materials by e-mail, enrollment is easy and secure. Simply go to our website at www.investordelivery.com® and enter the control number found on the front of your Vote Instruction Form in the box with the pointing to it. Your preference will apply to all holdings in your account and remain active until you change it. © 2009 Broadridge and investordelivery.com are registered trademarks of Broadridge Financial Solutions, Inc.